                                                                    Exhibit 24.1



                               RESOLUTION OF THE
                               -----------------
                             BOARD OF DIRECTORS OF
                             ---------------------
                                PG&E CORPORATION
                                ----------------

                               February 18, 1998
                               -----------------

          BE IT RESOLVED that each of LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, WONDY S. LEE, GARY P. ENCINAS, and KATHLEEN HAYES, is hereby authorized to sign on behalf of this corporation and as attorneys in fact for the Chairman of the Board, President, and Chief Executive Officer, the Senior Vice President, Chief Financial Officer, and Treasurer, and the Vice President and Controller of this corporation the Form 10-K Annual Report for the year ended December 31, 1997, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and all amendments and other filings or documents related thereto to be filed with the Securities and Exchange Commission, and to do any and all acts necessary to satisfy the requirements of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission adopted thereunder with regard to said Form 10-K Annual Report.

     I, WONDY S. LEE, do hereby certify that i am an Assistant Corporate Secretary of PG&E CORPORATION, a corporation organized and existing under the laws of the State of California; that the above and foregoing is a full, true, and correct copy of a resolution which was duly adopted by the Board of Directors of said corporation at a meeting of said Board which was duly and regularly called and held on February 18, 1998; and that this resolution has never been amended, revoked, or repealed, but is still in full force and effect.

     WITNESS my hand and the seal of said corporation hereunto affixed this 4th day of March, 1998.


                                                Wondy S. Lee
                                                ------------------------
                                                Wondy S. Lee
                                                Assistant Corporate Secretary
                                                PG&E CORPORATION





[CORPORATE
   SEAL]

                               RESOLUTION OF THE
                               -----------------
                             BOARD OF DIRECTORS OF
                             ---------------------
                        PACIFIC GAS AND ELECTRIC COMPANY
                        --------------------------------

                               February 18, 1998
                               -----------------

          BE IT RESOLVED that each of LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, WONDY S. LEE, GARY P. ENCINAS, and KATHLEEN HAYES, is hereby authorized to sign on behalf of this company and as attorneys in fact for the President and Chief Executive Officer, the Senior Vice President-Treasurer and Chief Financial Officer, and the Vice President and Controller of this corporation the Form 10-K Annual Report for the year ended December 31, 1997, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and all amendments and other filings or documents related thereto to be filed with the Securities and Exchange Commission, and to do any and all acts necessary to satisfy the requirements of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission adopted thereunder with regard to said Form 10-K Annual Report.

        I, WONDY S. LEE, do hereby certify that I am an Assistant Corporate Secretary of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of California; that the above and foregoing is a full, true, and correct copy of a resolution which was duly adopted by the Board of Directors of said corporation at a meeting of said Board which was duly and regularly called and held on February 18, 1998, and that this resolution has never been amended, revoked, or repealed, but is still in full force and effect.

        WITNESS my hand and the seal of said corporation hereunto affixed this 4th day of March, 1998.

                                        Wondy S. Lee
                                        ---------------------------
                                        Wondy S. Lee
                                        Assistant Corporate Secretary
                                        PACIFIC GAS AND ELECTRIC COMPANY



[CORPORATE
   SEAL]